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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Efficient Networks, Inc.:

     We consent to the use of our report on the financial statements of FlowPoint Corporation incorporated by reference herein, which report appears in the Efficient Networks, Inc. Registration Statement on Form S-1 (Registration No. 333-94289) declared effective by the Commission on February 2, 2000.

                                                     KPMG LLP


Boston, Massachusetts

September 5, 2000